Exhibit 99.1

 UNIROYAL GLOBAL ENGINEERED PRODUCTS, Inc.OTCQB: “UNIR”  January 2017

 Disclaimer  The information contained in this presentation is for background purposes only and is subject to amendment, revision and updating. Certain statements contained in this presentation may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties. In addition to statements which are forward-looking by reason of context, including without limitation, statements referring to risk limitations, operational profitability, financial strength, performance targets, profitable growth opportunities, and risk adequate pricing, the words "may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, or continue", "potential, future, or further", and similar expressions identify forward-looking statements. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions which could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These include, among other factors, changing business or other market conditions and the prospects for growth anticipated by Uniroyal Global’s management. These and other factors could adversely affect the outcome and financial effects of the plans and events described herein. Statements contained in this presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. Uniroyal Global Inc. does not undertake any obligation to update or revise any statements contained in this presentation, whether as a result of new information, future events or otherwise. In particular, you should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation.

Company Overview: Vinyl Coated Fabrics

Delivering Superior Performance, Color & Beauty

Our Naugahyde® & Ambla® brands are known through the world as the premier choice within many markets. Demanded without compromise by today's discriminating customer, high quality, highly engineered product to many market sectors.

Tough and Soft to Touch

Vinyl coated fabrics are an attractive economic and at times better performing alternative to leather and other synthetic materials

Naugahyde® often known as Synthetic Leather or "Vegan" Leather

- Durable & Cleanable
- UV Resistant
- Flame Resistant
- Anti Squeak
- Stain/Dye Resistant

 Current Revenue  Our Products and Markets are uniquely diversified and provide us with an enviable balanced portfolio. Automotive and Light truck interiors 65% Heavy Truck, RV’s and Industrial Equipment 14% Commercial Seating and Medical Equipment 21%

Timeline

Uniroyal Global Engineered Products

UNIROYAL GLOBAL
ENGINEERED PRODUCTS


NAUGAHYDE

UNIROYAL

1850

1892
U.S Rubber Company founded in Naugatuck CT.

1920
Naugahyde artificial leather invented.

1941
A synthetic rubber substitute developed

1964
U.S. Rubber becomes Uniroyal Inc.

1950

1986
Uniroyal, Inc. sells Uniroyal Plastics.

2003
Uniroyal Engineered Products, Inc. sold to investor group

2014
Uniroyal Global Engineered Products – Goes public (UNIR)

1848
Storey Brothers Fabric Manufacturers established.

1900

1908
Bernard Wardle, textile printers established,

1945
First PVC coated fabric produced by Bernard Wardle.

1978
Factory Earby acquired.

1980
Bernard Wardle acquired Storeys business and the Wardle Storeys name was formed.

2000

2013
Wardle Storeys Acquired by Uniroyal Global EP

2016
UNIROYAL GLOBAL Limited
Rename of WARDLE STOREYS


LAND ROVER
DEFENDER

 Global Manufacturing Operations    Uniroyal Global LimitedEarby, Lancashire,England  Uniroyal EngineeredProductsStoughton, WI,U.S.A  Manufacturing : 2Design & Sales offices : 5Global Distributors : 65 (Asia / Europe & Americas)Sales and R&D Teams : 25 People  Sales & Distribution Office

 North American Manufacturing Facility   Plant size: 230,000 Sq. Ft. Employees: 193 Capacity: 13 Million Linear Yards Available capacity: 6.0 Million Linear Yards.   Plant size: 250,000 Sq. Ft & 15 acres Employees: 227 Capacity: 15 Million Linear Yards Available capacity: 6.0 million Linear Yards   UK & European Manufacturing Facility  Stoughton, Wisconsin.  Earby, Lancashire.

Market Overview

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Global Coated Fabrics Market estimated at $16.5 billion

Polymer Coatings represents 85%

Coated Fabrics by Region

- Asia Pacific $6.9 B
- North America $2.3 B
- Europe $2.6 B
- ROW $1.9 B

*Uniroyal's current markets in Green

*Source Grand View Research

Polymer Coated Fabrics by Market Sector

- Transportation 35%
- Protective Clothing 15%
- Industrial 12%
- Furniture 10%
- Other 28%

Uniroyal's target market is the highly engineered, high margin segments across each market sector. We avoid low margin commodity markets

Polyvinyl Chloride Resin Market, By Geography 2015 (%)


APAC
Americas
Europe
RoW
Source: IndustryARC Analysis and Expert Insights

 DESIGN, & product Development

 Design and DevelopmentWorld Class Designers and Development Team.   New color developments. Extensive effects library (print/grain) Pilot plant samples up to (600mm) Full scale trials within 6-8 weeks

 Research & Product Development   UK & US Comprehensive Testing Labs Technical Products developed in house Experience technical team of 20 staff Proprietary product development Computer color match systems   Lower VOC emissions Water based coatings development Anti-squeak Anti-soil Flame Retardant/Low Smoke Dye ingress Alternative polymer coatings Multi-layer composites

Quality, Environmental and Safety Standards

We take an absolute no compromise approach to quality

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

- ISO9001/2008
- TS 16949 certification
- VDA 6.3 compliant
- OEKO-TEX certified
- MED approved supplier

- Environmental Management Systems certified to ISO 14001
- Compliance with REACH regulations
- A member of Vinyl Plus Foundation
- Reduction in emissions
- Stringent recycling targets



CONFIDENCE IN TEXTILES
Tested for harmful substances
according to Oeko-Tex Standard 100
No. 0812059 Centexbel

B-7061
MED Certified

VDA QMC
Qualitäts Management Center
im Verband der Automobilindustrie

ISO/TS 16949
SGS

 Markets

 Serving our Global OEM’s

 Automotive  Strong & successful presence in US, UK & ItalyWe are seeing positive developments in Germany Particularly as Germany will remain the volume producer of European automotive 5.6-5.8m vehicles produced there from 2016. Spain & Sweden remain positive targets for us. OEM & VM Design & Styling Studios see us as the go to brand for new designs, color and harmony solutions.

Automotive and Light Truck Interiors

Components & Modules

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Seating
Cut and sew, pour in place & low pressure molding.

Instrument Panels
Compression molding & vacuum forming.

Door Casings
Compression molding, vacuum forming & low pressure molding.

Gear /Handbrake
Cut and sew.

Sun Visors
HF welding.

Headliners
Compression molding.

Luggage Covers
HF welding.

 Niche markets driven by specific customer specifications.Naugahyde – Strongest brand name in North America for high end robust applications.European integration with Ambla and Naugahyde brands leading to growth opportunitiesContinual innovation in product development  Recreational and Hospitality   * End Users

   Markets – NAUGAHYDE Applications

  Hospitality Residential Care Stadium Seating  Indoor and Outdoor Contract Seating

 Indoor and Outdoor Contract Seating   Medical Residential Leisure Mass Transportation

Thin Film Calendered Sheet

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Medical
- Mattress Covers
- Sticking plasters

Nuclear protection
- Contamination suits
- Disposable products

Lamination
- Caravan interiors
- Shop fitting

FR Products
- Cinema screens
- Upholstery

Strollers & Nursery
- Changing mats
- Furniture



EAGLE
Jayco

 2017 Company Objectives

2017/8 Revenue Objectives

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Deeper penetration into current automotive OEMs and expanding our customer base

- Automotive OEM's demand Global suppliers across multiple applications & regions
- Focused on Design and technical advancements to lead growth in Global Auto markets





Entrance into new German OEM's

- Technical and design approval achieved with major German OEM's



Development and Innovation of new technical applications

- Focused on Mass Transportation (bus / rail) developments

Penetrate Industrial & Consumer markets in Europe using power of Uniroyal Brand

- Opportunity in Industrial and Contract Seating Markets.

 Strategic Performance Objectives  Continued Margin ExpansionProductivity investmentsExpanded capacity in Europe with technology upgrades (water based print)Continued synergy from Acquisition integrationDriving lean manufacturing and continuous improvement across both manufacturing facilities Ramp up unused capacity at highincremental marginsDeleverage balance sheet with internally generated cash flow

Strategic Growth Opportunities

Additional accretive earnings through M&A activity

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Add-on acquisitions for existing markets

- Rationalization of production capacity in the industry

Complimentary Market Opportunities increase content on existing and new business to expand product offerings & increase target market share.

Technology

- PU leatherette technology
- TPO technology
- Water-based coatings

Application

- Instrument panels
- Door inserts
- Interiors & Headliners

Potential Strategic Growth Opportunities

Geographic Expansion to complete the Global Footprint

UNIROYAL GLOBAL
ENGINEERED PRODUCTS

Asia (China)

- 50% of Global Coated Fabrics Market
- 42.3% of Auto production
- Growing economy
- Mass Transportation opportunity
- Construction and Agricultural Market - Large
- Hospitality and medical facility expansion
- Residential and commercial furniture demand

 Infrastructure investment in place to accelerate synergies with future acquisitionsFlexible capital structure provides financing capability for acquisitionsManagement estimates that with geographic expansion, new technology and product development we can expand our current target market from $2 billion to $10 billion in the next three to five years  Strategic Growth OpportunitiesPositioned for Growth

 UNIROYAL GLOBAL ENGINEERED PRODUCTS, Inc.  Public Market

 April of 2013 - Acquired Wardle Storeys and renamed to Uniroyal Global Limited late 2016November of 2014 - Uniroyal acquired by Invisa, Inc. (OTCQB:INSA) April of 2015 - Changed company name to Uniroyal Global Engineered Products, Inc. and changed Stock symbol “UNIR”Q1 2017 – Preparing to file for up listing  Recent History

 Stock Position, Trend and Growth

Investment Rationale

- Technologically advanced Company in an established industry
- Superior cash generation
- Above average revenue growth
- Continued margin expansion
- Deal integration synergies continue
- Diversified platform offers cyclical defense
- Has outperformed in declining markets
- Additional accretive M&A objective

UNIROYAL GLOBAL ENGINEERED PRODUCTS, Inc.  Financial Information

 Income Statement Summary:              9 MO   9 MO               2015  2015  2016   Net Revenue            $ 99,762  $ 76,486  $ 76,977                        Gross Profit            $ 21,949  $ 16,595  $ 17,736               22.0%    21.7%    23.0%    Income *            $ 5,561  $ 4,364  $ 4,844               5.6%    5.7%    6.3%    EBITDA            $ 8,629  $ 6,633  $ 7,372               8.6%    8.7%    9.6%                      * Income is before tax provisions (NOLs) and preferred dividends  Financials (Unaudited) ($ in thousands)

 Financials (Unaudited)  Revenue:Net sales for the nine months 2016 increased $490,797 compared to 2015. 2015 period was a 40-week period compared to a 39-week period in 2016. The extra week contributed approximately $500,000 to the decrease. Net currency effect had a negative $1.7 million impact on 2016 sales. Automotive sector was up approximately 5.9% as a result of several new programs. Non-automotive sector down approximately 8.6% due to general weakness in the markets in which we compete. Gross Profit:Gross profit for the nine months 2016 increased by $1.1 million or 6.9%.Efficiency initiatives and global integration programs were the drivers for these margin improvements.Income:Income for the nine months 2016 increased by $480,828 as the increase in gross profit was partially offset by increased operating expenses and currency losses recognized on changes in the fair value of Euro-based financial assets and liabilities.

 Financial Outlook   Positive growth in automotive sector in both the U.S. and EuropeIncreasing penetration at existing customersExpanding customer baseIntroduced a new linen-textured vinyl-coated fabric called CasablancaNegative currency translation effect from British Pound on income offset by positive effect of the Euro

 Balance Sheets ($ in thousands)  Balance Sheet Summary:                        01/3/16  10/2/16   Cash           $ 1,910   $ 1,558    Accounts receivable           14,209   15,452   Inventory           17,528   17,064   Other current assets           2,914   2,309   Fixed assets, net           14,003   13,609   Other assets           7,710   7,751   Total Assets          $58,274  $57,743                 Accounts payable and other current liabilities          $11,993  $12,988   Line of credit           16,577   16,109   Notes to affiliates           6,891    5,453   Other debt           4,733    4,072    Other long-term liabilities           3,812   3,791   Total Liabilities           44,006   42,413                 Equity           14,268    15,330   Total Liabilities and Equity          $58,274  $57,743

 Stockholders’ Equity:                        1/3/16  10/2/16   Preferred Shares, UEP Holdings, 5.0% dividend ($20,000,000 liquidation value)           $ 618   $ 618    Preferred Shares, UEP Holdings 6.0% dividend ($15,000,000 liquidation value)           463   463   Preferred Shares, Engineered Products Acquisition Ltd, 5.0% dividend ($20,000,000 liquidation value)           -   -   Common Stock, 17,271,807 and 17,191,964 shares outstanding January 3, 2016 and October 2, 2016, respectively           17    17    Class B Common Stock, 1,619,102 shares outstanding at January 3, 2016 and October 2, 2016           2    2    Additional Paid in Capital           34,824   34,828   Retained Deficit           (21,675)   (19,481)   Accumulated Other Comprehensive Income           19    (1,117)    Total Stockholders’ Equity          $ 14,268   $ 15,330  Equity Detail ($ in thousands)

 Cash Flow ($ in thousands)  Cash Flow Summary:                        10/4/15  10/2/16   Net income           $ 3,904   $ 4,360   Adjustments to reconcile to cash flow from operating activities                 Depreciation and amortization           1,160   1,310   Stock-based compensation           39   278   Changes in current assets and liabilities, net           (2,370)   (821)   Other           (44)   6   Cash Flows provided by Operating Activities            2,689   5,133                 Cash Flow used in Investing Activities           (2,569)   (1,486)                    Net advances on line of credit           1,571    220   Debt payments           (331)    (576)    Proceeds from debt issuance           2,154   -   Proceeds from (payments on) related party obligations           3   (1,361)   Payment of preferred stock dividends            (1,786)   (2,147)   Other           (253)    15    Cash Flows (used in) provided by Financing Activities            1,358    (3,849)   Net Change in Cash           1,478   (202)   Cash – Beginning of Period           604   1,910    Effect of currency translation           (23)   (150)                Cash – End of Period            $2,059   $1,558

 Thank you for your interest in:- Uniroyal Global Engineered Products.  Questions   Request copy of our presentation or for additional material email to :-info@uniroyalglobal.com